J.P. Morgan Industrials Conference United Airlines Andrew Nocella, EVP & Chief Commercial Officer Gerry Laderman, EVP & Chief Financial Officer March 15, 2022

2 Forward Looking Statement and Non-GAAP Financial Information Forward-Looking Statements This presentation may contain statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those in forward-looking statements as a result of various important factors, including those discussed in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021, as updated by its Current Reports on Form 8-K and other filings with the U.S. Securities and Exchange Commission (SEC). These documents are available on the SEC’s website, on the Company’s website or from the Company’s Investor Relations group. In addition, any forward-looking statements contained in this presentation represent the Company’s opinions only as of the date hereof and should not be relied upon as representing the Company’s opinions as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if its estimates change. In addition, certain forward-looking outlook provided in this presentation relies on assumptions about the duration and severity of the COVID-19 pandemic, the timing of the return to a more stable business environment, the volatility of aircraft fuel prices, customer behavior changes and return in demand for air travel, among other things (together, the "Recovery Process"). If the actual Recovery Process differs materially from the Company’s assumptions, the impact of the COVID-19 pandemic on its business could be worse than expected, and its actual results may be negatively impacted and may vary materially from its expectations and projections. It is routine for the Company’s internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which the Company bases its expectations may change. Use of Non-GAAP Financial Information and Financial Guidance The Company refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as information supplemental to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted GAAP items and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the Company’s fillings with the SEC and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. The Company encourages investors to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. The Company does not provide a reconciliation of forward-looking measures where the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors or is unable to reasonably predict certain items contained in the GAAP measures without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of the Company's control or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Business update: the recovery is accelerating 1 As of March 7, 2022 1 2 3 4 5 ▪ Very strong leisure demand across most of our network: system bookings versus 2019 improved almost 40 points since the first week of the year ▪ Business traffic is rebounding more quickly than expected: business bookings versus 2019 improved more than 30 points since the peak of Omicron ▪ Cargo performance continues to be unprecedented: cargo yields remain up over 100% versus 2019 ▪ MileagePlus redemption levels are strong: in the last 30 days1 most miles redeemed in any 30 day period in MileagePlus history ▪ Border restrictions are falling: France, U.K., Belgium, Ireland, Israel

4 (88%) (73%) (75%) (54%) (60%) (20%) (28%) (12%) (18%) (2%) Bookings have trended up since the pandemic started, with smaller setbacks United system bookings for future travel vs 20191 Delta Omicron US 2nd wave US 3rd wave 1 Data as of March 8, 2022

Business traffic has hit record levels since the start of the pandemic


United bookings from business travel agencies for future travel[1]
Down (97%) vs 2019
Omicron
Down (64%) vs 2019
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar MTD
2020
2021
2022

Business bookings are ~70% restored, with business revenue close to 75% restored versus 2019[2]

[1] Data as of March 8, 2022; [2] Refers to March month-to-date as of March 8, 2022

5

6 Now expect 2022 capacity to be down high single digits versus 2019 Throughout the crisis we have closely matched capacity to demand, resulting in industry-leading unit revenue performance (70%) (90%) (80%) (30%) (50%) (60%) (20%) (40%) (10%) UAL 3Q212Q212Q20 3Q20 4Q20 1Q21 4Q21 Legacy peers UAL TRASM vs 2019 Legacy rank1 1 111 112 1 Rank among legacy peers AAL and DAL ASMs vs 2019

Our hubs are in the largest markets and business centers, with the most international demand

Passenger demand
Total passengers – YE 2019


New York
Los Angeles
San Francisco
Chicago
Miami
Dallas
Denver
Atlanta
Washington D.C.
Houston
Seattle
Minneapolis

Long-haul passenger demand
International passengers – YE 2019


New York
Los Angeles
San Francisco
Chicago
Miami
Washington D.C.
Houston
Seattle
Atlanta
Dallas
Denver
Philadelphia

Premium passenger demand
Premium passengers – YE 2019


New York
Los Angeles
San Francisco
Chicago
Washington D.C.
Houston
Miami
Atlanta
Dallas
Seattle
Denver
Detroit

Our hubs are a uniquely United demographic advantage, positioning United as the U.S. flag carrier

Source: 2019 MIDT, data organized by metro area

UNITED 7

United Next aircraft order will enable premium seat growth and better match hub demographics

Premium seats per short-haul departure
North America fleet



+~75%
53
31
Economy Plus®
United First℠
UNITED
2019
2026E

Premium seating will grow faster than non-premium

Total seats per short-haul departure
North America mainline + regional fleet



+~30%
~134
104
UNITED
2019
2026E

Efficient growth will enable 2026 CASM-ex[1] ~(8%) below 2019

E Estimated, based on latest internal delivery and retirement projections

[1] CASM-ex (adjusted cost or operating expense per available seat mile) is a non-GAAP financial measure that excludes fuel, profit sharing, third-party business expenses and special charges (credits). The Company is not providing a target for or reconciliation to CASM, the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts.

UNITED 8

Q&A

10 Appendix 1 Forward capacity is matched with current observed bookings trends. 2 CASM-ex (adjusted cost or operating expense per available seat mile) is a non-GAAP financial measure that excludes fuel, profit sharing, third-party business expenses and special charges (credits). The Company is not providing a target for or reconciliation to CASM, the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts. 3 Fuel guidance is based on the Jet A forward curve as of March 4, 2022. Guidance update 1Q22E FY22E Capacity1 ~(19%) Down high single digits Total operating revenue Near the better end of (20%) – (25%) CASM-ex2 ~18% Fuel price / gallon3 $2.99 Note: Capacity, total operating revenue and CASM-ex are as compared to 2019 figures